UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08747

Dividend and Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY 10005
(Address of principal executive offices) (Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0400

Date of fiscal year end: 12/31

Date of reporting period: 12/1/10 - 12/31/11

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Stockholders.

Dividend and Income Fund

ANNUAL REPORT
December 31, 2011

NYSE Ticker:

DNI

11 Hanover Square
New York, NY 10005

www.DividendandIncomeFund.com

BREAKDOWN BY INVESTMENTS - December 31, 2011*

*	Based on approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.

TOP TEN INDUSTRIES OF EQUITIES - December 31, 2011

1.	Pharmaceutical Preparations	6.	Electronic & Other Electrical Equipment
2.	Electric Services	7.	Retail-Women’s Clothing Stores
3.	Telephone Communications	8.	Investment Companies
4.	Semiconductors & Related Devices	9.	Real Estate Investment Trust
5.	Natural Gas Transmission	10.	Life Insurance

TOP TEN INDUSTRIES OF CORPORATE BONDS AND NOTES - December 31, 2011

1.	Water Transportation	6.	Cable/Satellite TV
2.	Telephone Communications	7.	Miscellaneous Fabricated Metal Products
3.	Natural Gas Transmission	8.	Converted Paper & Paperboard Products
4.	Cable & Other Pay Television Services	9.	Steel Works, Blast Furnaces & Rolling & Finishing Mills
5.	Electric Services	10.	Oil & Gas Field Services

i

BREAKDOWN BY INVESTMENTS - November 30, 2011*

*	Based on approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors.

TOP TEN INDUSTRIES OF EQUITIES - November 30, 2011

1.	Pharmaceutical Preparations	6.	Miscellaneous Business Credit Institution
2.	Electric Services	7.	Retail-Women’s Clothing Stores
3.	Telephone Communications	8.	Electronic & Other Electrical Equipment
4.	Semiconductors & Related Devices	9.	Investment Companies
5.	Natural Gas Transmission	10.	Real Estate Investment Trust

TOP TEN INDUSTRIES OF CORPORATE BONDS AND NOTES - November 30, 2011

1.	Water Transportation	6.	Miscellaneous Fabricated Metal Products
2.	Telephone Communications	7.	Cable/Satellite TV
3.	Natural Gas Transmission	8.	Converted Paper & Paperboard Products
4.	Cable & Other Pay Television Services	9.	Steel Works, Blast Furnaces & Rolling & Finishing Mills
5.	Electric Services	10.	Pharmaceutical Preparations

ii

Dear Fellow Shareholders:

It is a pleasure to submit this 2011 Annual Report for Dividend and Income Fund for the periods ended November 30 and December 31 and to welcome our new shareholders who find the Fund’s investing approach attractive. The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The Fund seeks to achieve its objectives by investing, under normal circumstances, at least 50% of its total assets in income generating equity securities, including dividend paying common stocks, convertible securities, preferred stocks, securities of registered investment companies (including, but not limited to, closed end and open end management investment companies, and business development companies) (collectively, “investment companies”), exchange traded funds organized as investment companies or otherwise, real estate investment trusts, depositary receipts, and other equity related securities (collectively, “Income Generating Equity Securities”).  Of course, there can be no assurance that the Fund will achieve its objectives.

Completion of Successful Rights Offering

The Fund is pleased to have announced that it issued 7,099,952 shares of common stock on December 29, 2011 pursuant to its recently completed non-transferable rights offering. Because the rights offering was oversubscribed and sufficient primary subscription shares were not available to honor all over-subscription requests, pursuant to the prospectus and at the discretion of its Board of Directors, the Fund increased the number of shares subject to subscription by an additional 1,419,952 new shares to cover such over-subscription requests. The available shares were allocated pro rata among those who over-subscribed based on the number of shares owned by them on the record date, November 14, 2011.

Proceeds of the rights offering were $22,577,847, prior to the deduction of offering expenses of approximately $375,000, based on a share subscription price of $3.18, which was equal to 95% of the lower of (a) the Fund's net asset value (“NAV”) per share or (b) the market price per share. In accordance with the offering prospectus, the NAV per share, determined as of December 23, 2011, the expiration date of the right offering period, was $4.19, and the market price per share, $3.35, was the average of the volume weighted average sales price of a share on the New York Stock Exchange on the expiration date and the four preceding trading days. The NAV per share of the Fund was reduced by approximately $0.32 per share as a result of the issuance of shares below NAV.

Economic and Market Report and Investment Outlook

Stock market performance for the year ended November 30, 2011 was positive, although volatile. In the one year period, the S&P 500 Index returned 7.83% and the Merrill Lynch U.S. High Yield Master II Index returned 3.65%, according to Morningstar.  In the same period, the Fund’s net asset value return was 5.61%, including the reinvestment of dividends, and its market return, also including the reinvestment of dividends, was (11.15)%.  In the one month period ended December 31, 2011, the S&P 500 Index returned 1.02% and the Merrill Lynch U.S. High Yield Master II Index returned 2.48%, according to Morningstar.  In the same period, the Fund’s net asset value return was (5.52)%, including the reinvestment of dividends, and its market return, also including the reinvestment of dividends, was 2.13%. Neither unmanaged index reflects fees and expenses nor is available for direct investment. Generally, the Fund’s total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. In the one month period ended December 31, 2011, however, the Fund’s net asset value return was lowered also by the approximately 7.16% dilutive effect of the rights offering.

In the calendar year 2011, real gross domestic product (GDP), or the output of goods and services produced by labor and property located in the United States, increased only 1.6%, as compared to an increase of 3.1% in 2010, according to a recent report of the U.S. Bureau of Economic Analysis.  In an announcement well received by financial markets, to support the moderately expanding economy, the Federal Open Market Committee (FOMC) has indicated that it will keep the target range for the federal funds interest rate at 0% to 0.25%.  Offsetting this potential reason for optimism, the FOMC also indicated that it anticipates subdued economic conditions, including low rates of resource utilization, likely to warrant exceptionally low levels for the federal funds interest rate at least through late 2014. While the FOMC has noted that there appears to be some improvement in overall labor market conditions, it seems to view the unemployment rate as elevated and, while household spending has continued to advance, it observes that growth in business fixed investment has slowed and the housing sector remains depressed. Interestingly, inflation over the 2011 year as measured by the Consumer Price Index increased 3.0% before seasonal adjustment.

Recently, the Congressional Budget Office (CBO) reported that the U.S government will likely run its fourth straight year of annual deficits over $1 trillion, and may continue to do so for the next several years assuming Bush-era tax cuts are extended. For 2012, the CBO also suggests modest GDP growth of 2% and unemployment over 8%.  The U.S. economic outlook appears to be for a slow economy and a challenging job market, with low interest rates and inflation. Globally, we are concerned by a further slowing of the Chinese economy and with the Eurozone's sovereign debt and banking industry issues. Nevertheless, we are encouraged by the potential for strength in financial markets derived in part by improving corporate profits, an accommodative monetary policy, and a perception that an economic recovery may occur.

The Fund’s general strategy in this economic and market environment was to maintain a steady course, while emphasizing quality income generating equity securities. As markets evolve, the  Fund anticipates that it will continue to invest in these and other securities in seeking to provide shareholders with high current income, and secondarily, capital appreciation.  Our view of the markets suggests that the Fund may benefit during the current period from a disciplined portfolio selection strategy, employing leverage and other investment techniques as deemed appropriate in seeking its objectives. We believe this approach provides a sound high current income strategy for investors over the long term, as well.

Fund Website and Dividend Reinvestment Plan

The Fund’s website, www.DividendandIncomeFund.com, provides investors with investment information, news, and other material regarding the Fund. The website also has links to the most recent S&P Stock Report on the Fund and to performance and daily net asset value reporting. You are invited to use this excellent resource to learn more about the Fund.

Thank you for investing in the Fund.  For those shareholders currently receiving the Fund’s quarterly dividends in cash but are interested in adding to their account through the Fund’s Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Transfer Agent, who will be pleased to assist you with no obligation on your part. We share your enthusiasm for the Fund, as evidenced by the fact that affiliates of Bexil Advisers LLC, the Fund’s investment manager, own approximately 5.2% of the Fund’s shares. We look forward to serving your investment needs over the years ahead.

Sincerely,

Thomas B. Winmill
President

DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011

Shares		Cost	Value

	COMMON STOCK (56.88%)
	Aircraft Engines & Engine Parts (0.78%)
10,000	United Technologies Corp.	$727,426	$730,900

	Beverages (1.84%)
15,000	Coca-Cola Company	835,675	1,049,550
10,000	PepsiCo, Inc.	529,400	663,500
		1,365,075	1,713,050
	Cigarettes (1.80%)
30,000	Altria Group, Inc.	634,550	889,500
10,000	Philip Morris International, Inc.	485,376	784,800
		1,119,926	1,674,300
	Computers & Office Equipment (1.09%)
25,000	Hewlett-Packard Company	1,088,505	644,000
2,000	International Business Machines Corporation	258,964	367,760
		1,347,469	1,011,760
	Crude Petroleum & Natural Gas (0.82%)
8,160	Occidental Petroleum Corporation	527,752	764,592

	Deep Sea Foreign Transportation of Freight (0.73%)
50,000	Seaspan Corp.	347,030	684,000

	Dolls & Stuffed Toys (0.75%)
25,000	Mattel, Inc. (a)	610,742	694,000

	Electric Services (4.09%)
11,000	Entergy Corp.	693,431	803,550
65,000	Southern Company (a)	2,326,432	3,008,850
		3,019,863	3,812,400
	Electronic & Other Electrical Equipment (2.35%)
20,000	Emerson Electric Company (a)	747,590	931,800
70,000	General Electric Company (a)	1,166,254	1,253,700

		1,913,844	2,185,500
	Electronic & Other Services Combined (0.79%)
17,000	Exelon Corp.	715,134	737,290

	Fire, Marine & Casualty Insurance (1.51%)
20,000	Ace Ltd.	829,324	1,402,400

	Food & Kindred Products (0.40%)
10,000	Kraft Foods, Inc. Class A (a)	258,704	373,600

DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011

Shares		Cost	Value

	COMMON STOCK (continued)
	Investment Advice (0.43%)
20,000	Invesco Ltd.	$437,950	$401,800

	Life Insurance (1.96%)
30,000	Lincoln National Corp.	670,430	582,600
40,000	MetLife, Inc.	699,693	1,247,200
		1,370,123	1,829,800
	Malt Beverages (0.75%)
16,000	Molson Coors Brewing Company	707,427	696,640

	Miscellaneous Business Credit Institution (1.03%)
38,316	Solar Capital Ltd.	731,279	846,400
46,169	Star Asia Financial Ltd. (a) (b)	686,145	116,808
		1,417,424	963,208
	Motor Vehicle Parts & Accessories (1.46%)
25,000	Honeywell International, Inc.	889,529	1,358,750

	National Commercial Banks (1.31%)
36,800	JPMorgan Chase & Company	774,303	1,223,600

	Paints, Varnishes, Lacquers, Enamels &
	Allied Products (0.90%)
10,000	PPG Industries, Inc. (a)	657,378	834,900

	Perfumes, Cosmetics & Other Preparations (0.94%)
50,000	Avon Products, Inc. (a)	1,596,424	873,500

	Petroleum Refining (1.77%)
11,000	ConocoPhillips	731,802	801,570
10,000	Exxon Mobil Corp.	738,274	847,600
		1,470,076	1,649,170
	Pharmaceutical Preparations (7.34%)
30,000	Abbott Laboratories (a)	1,522,047	1,686,900
55,000	Bristol-Myers Squibb Company (a)	1,241,872	1,938,200
11,000	Johnson & Johnson	708,922	721,380
20,000	Merck & Company, Inc.	680,994	754,000
80,000	Pfizer Inc. (a)	1,211,079	1,731,200
		5,364,914	6,831,680
	Plastics Materials, Resins &
	Nonvulcanelastomers (1.60%)
20,000	E.I. du Pont de Nemours and Company (a)	751,716	915,600
20,000	Dow Chemical Company (a)	580,754	575,200
		1,332,470	1,490,800

DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011

Shares		Cost	Value

	COMMON STOCK (continued)
	Radio & TV Communications Equipment (1.18%)
115,000	Nokia Corp.	$715,012	$554,300
10,000	QUALCOMM, Inc.	383,189	547,000
		1,098,201	1,101,300
	Radio Telephone Communications (0.60%)
20,000	Vodafone Group PLC ADR	453,234	560,600

	Real Estate Investment Trust (2.00%)
53,400	Annaly Capital Management, Inc. (a)	922,335	852,264
150,000	MFA Financial, Inc. (a)	1,201,341	1,008,000
		2,123,676	1,860,264
	Refuse Systems (0.53%)
15,000	Waste Management, Inc.	532,822	490,650

	Retail - Variety Stores (0.88%)
16,000	Target Corp.	660,150	819,520

	Retail - Women’s Clothing Stores (2.34%)
54,000	Limited Brands, Inc. (a)	475,950	2,178,900

	Savings Institution, Federally Chartered (0.83%)
60,000	People’s United Financial, Inc. (a)	826,108	771,000

	Security & Commodity Brokers, Dealers, Exchanges
	& Services (0.42%)
15,000	NYSE Euronext	372,671	391,500

	Semiconductors & Related Devices (3.30%)
23,000	Analog Devices, Inc.	726,742	822,940
40,000	Intel Corp.	796,500	970,000
35,000	Microchip Technology, Inc. (a)	998,144	1,282,050

		2,521,386	3,074,990
	Services - Business Services (0.65%)
40,000	Lender Processing Services, Inc. (a)	733,684	602,800

	Services - Engineering, Accounting, Research,
	Management (0.32%)
10,000	Paychex, Inc.	309,491	301,100

	Services - Prepackaged Software (0.84%)
30,000	Microsoft Corp.	900,672	778,800

	Soap, Detergent, Cleaning Preparations,
	Perfumes, Cosmetics (0.86%)
12,000	The Procter & Gamble Company	739,290	800,520

DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011

Shares		Cost	Value

	COMMON STOCK (continued)
	Surgical & Medical Instruments &
	Apparatus (1.76%)
20,000	3M Company (a)	$1,133,436	$1,634,600

	Telephone Communications (3.74%)
45,000	AT&T, Inc. (a)	1,672,513	1,360,800
140,000	Frontier Communications Corp. (a)	1,920,849	721,000
35,000	Verizon Communications, Inc. (a)	1,206,032	1,404,200
		4,799,394	3,486,000
	Water Transportation (0.19%)
15,000	Nordic American Tankers Limited (a)	448,115	179,850

	Total common stocks	46,928,587	52,970,034

Principal
Amount	CORPORATE BONDS AND NOTES (31.67%)

	Accident & Health Insurance (0.57%)
$500,000	CNO Financial Group, Inc., 9%, 1/15/18 (a)	506,807	530,000

	Auto/Truck Parts & Equipment - Orig (0.50%)
460,000	Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (c)	466,348	464,600

	Cable & Other Pay Television Services (1.40%)
500,000	CCO Holdings LLC, 7%, 1/15/19 (a)	499,643	523,750
750,000	Mediacom Broadband LLC, 8.50%, 10/15/15	757,122	776,250
		1,256,765	1,300,000
`	Cable/Satellite TV (1.14%)
1,000,000	Cequel Communications Holdings I LLC and
	Cequel Capital Corp., 8.625%, 11/15/17 (a) (c)	1,011,076	1,065,000

	Cogeneration Services & Small Power
	Producers (0.51%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20 (a)	457,621	475,272

	Converted Paper & Paperboard Products (1.06%)
1,000,000	Appleton Papers, Inc., 10.50%, 6/15/15 (a) (c)	996,904	991,250

	Crude Petroleum & Natural Gas (0.29%)
250,000	Plains Exploration & Productions Company, 7.625%, 6/1/18 (a)	250,658	266,250

	Drawing & Insulating of Nonferrous Wire (0.54%)
500,000	Belden, Inc., 7%, 3/15/17 (a)	483,721	501,875

	Drilling Oil & Gas Wells (0.58%)
500,000	Offshore Group Investments Ltd., 11.50%, 8/1/15 (a) (c)	500,877	543,125

	Electric - Integrated (0.46%)
400,000	North American Energy Alliance LLC, 10.875%, 6/1/16 (c)	408,640	426,000

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011

Principal Amount		Cost	Value

	CORPORATE BONDS AND NOTES (continued)
	Electric Services (1.22%)
$650,000	Edison Mission Energy, 7.00%, 5/15/17	$650,814	$425,750
721,760	Elwood Energy LLC, 8.159%, 7/5/26 (a)	763,382	709,129
		1,414,196	1,134,879
	Fats & Oils (0.60%)
500,000	Darling International Inc., 8.50%, 12/15/18 (a)	519,994	557,500

	Hospital & Medical Service Plans (0.28%)
250,000	Health Net, Inc., 6.375%, 6/1/17 (a)	236,084	261,250

	Ice Cream & Frozen Desserts (0.57%)
500,000	Dean Foods Company, 9.75%, 12/15/18 (a)	505,300	535,000

	Machine Tools, Metal Cutting Types (0.47%)
425,000	Thermadyne Holdings Corp., 9%, 12/15/17 (a) (c)	427,739	442,000

	Metal Forgings & Stampings (0.20%)
170,000	Trimas Corp., 9.75%, 12/15/17 (c)	167,184	185,300

	Miscellaneous Business Credit Institution (0.51%)
500,000	PHH Corp., 9.25%, 3/1/16 (c)	505,973	477,500

	Miscellaneous Electrical Machinery,
	Equipment & Supplies (0.33%)
55,000	Exide Technologies, 8.625%, 2/1/18	55,000	42,625
240,000	Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 (a) (c)	244,929	263,700
		299,929	306,325
	Miscellaneous Fabricated Metal Products (1.08%)
1,000,000	WireCo WorldGroup, 9.50%, 5/15/17 (a) (c)	979,369	1,010,000

	Mortgage Banks (0.50%)
500,000	Provident Funding Associates, L.P., 10.25%, 4/15/17 (a) (c)	500,000	468,750

	Natural Gas Transmission (1.50%)
500,000	Energy Transfer Equity, L.P., 7.50%, 10/15/20 (a)	513,801	548,750
500,000	Niska Gas Storage US, LLC, 8.875%, 3/15/18 (a) (c)	510,185	491,250
350,000	Southern Star Central Corp., 6.75%, 3/1/16 (a)	326,617	357,875
		1,350,603	1,397,875
	Oil & Gas Field Exploration Services (0.55%)
500,000	CGG-Veritas, 7.75%, 5/15/17 (a)	510,624	508,750

	Oil & Gas Field Services (0.88%)
780,000	Complete Production Services, Inc., 8%, 12/15/16 (a)	790,371	815,100

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011

Principal Amount		Cost	Value

	CORPORATE BONDS AND NOTES (continued)
	Paper Mills (0.61%)
$517,000	Abitibibowater Inc., 10.25%, 10/15/18 (c)	$523,344	$572,578

	Paper & Allied Products (0.53%)
500,000	Cascades Inc., 7.75%, 12/15/17 (a)	491,573	497,500

	Paper & Related Products (0.29%)
250,000	PE Paper Escrow, 12%, 8/1/14 (a) (c)	242,626	267,500

	Personal Credit Institutions (0.83%)
740,000	Credit Acceptance Corp., 9.125%, 2/1/17 (a) (c)	757,751	777,000

	Petroleum Refining (0.55%)
272,000	Coffeyville Resources LLC, 9%, 4/1/15 (a) (c)	275,254	289,680
200,000	Coffeyville Resources LLC, 10.875%, 4/1/17 (a) (c)	199,283	225,000
		474,537	514,680
	Pharmaceutical Preparations (0.86%)
1,000,000	Patheon, Inc., 8.625%, 4/15/17 (a) (c)	1,022,390	800,000

	Racetracks (0.40%)
360,000	Yonkers Racing Corp., 11.375%, 7/15/16 (c)	358,845	372,600

	Radio & TV Broadcasting & Communications
	Equipment (0.54%)
500,000	CommScope, Inc., 8.25%, 1/15/19 (a)	510,568	502,500

	Retail - Convenience Stores (0.58%)
500,000	Susser Holdings, L.L.C., 8.50%, 5/15/16	506,943	541,875

	Retail - Miscellaneous Retail (0.24%)
250,000	Ferrellgas Partners, L.P., 6.50%, 5/1/21 (a)	245,189	221,250

	Security Brokers, Dealer & Flotation
	Companies (0.49%)
750,000	Penson Worldwide, Inc., 12.50%, 5/15/17 (c)	758,192	453,750

	Semiconductors & Related Devices (0.28%)
250,000	Advanced Micro Devices, Inc., 7.75%, 8/1/20 (a)	258,128	258,125

	Services - Business Services, NEC (0.47%)
500,000	DynCorp International Inc., 10.375%, 7/1/17 (c)	502,052	437,500

	Services - Equipment Rental & Leasing, NEc (0.57%)
500,000	Aircastle Ltd., 9.75%, 8/1/18 (a)	502,999	526,250

	Services - Miscellaneous Amusement &
	Recreation (0.88%)
750,000	Cedar Fair, L.P., 9.125%, 8/1/18 (c)	753,670	819,375

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011

Principal Amount		Cost	Value

	CORPORATE BONDS AND NOTES (continued)
	Services - Miscellaneous Equipment Rental
	& Leasing (0.74%)
$675,000	H&E Equipment Services, Inc., 8.375%, 7/15/16 (a)	$680,490	$693,563

	Services - Miscellaneous Repair Services (0.23%)
500,000	Aquilex Holdings LLC, 11.125%, 12/15/16 (a)	496,415	210,000

	Services - Motion Picture Theaters (0.11%)
95,000	Regal Entertainment Group, 9.125%, 8/15/18	96,132	102,362

	Services - Prepackaged Software (0.46%)
400,000	Scientific Games International, Inc., 9.25%, 6/15/19 (a)	429,385	426,000

	Special Industry Machinery (0.57%)
500,000	Novelis Inc., 8.375%, 12/15/17	505,715	533,750

	Steel Pipes & Tubes (0.31%)
300,000	Atkore International Inc., 9.875%, 1/1/18	306,337	288,750

	Steel Works, Blast Furnaces & Rolling &
	Finishing Mills (0.91%)
840,000	Gibraltar Industries, Inc., 8%, 12/1/15 (a)	840,801	844,200

	Telephone Communications (1.59%)
1,000,000	Cincinnati Bell Inc., 8.75%, 3/15/18 (a)	1,008,316	933,750
500,000	Equinix, Inc., 8.125%, 3/1/18 (a)	509,095	547,500
		1,517,411	1,481,250
	Textile - Home Furnishings (0.05%)
50,000	Empire Today LLC, 11.375%, 2/1/17	49,519	46,875

	Transportation-Marine (0.44%)
400,000	Marquette Transportation Company, 10.875%, 1/15/17 (c)	401,574	405,000

	Water Transportation (1.75%)
679,000	American Petroleum Tankers LLC, 10.25%, 5/1/15 (c)	668,956	695,975
900,000	Hornbeck Offshore Services, Inc., 8%, 9/1/17 (a)	906,613	930,375
		1,575,569	1,626,350
	Wholesale - Electronic Parts &
	Equipment, NEC (0.33%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (a) (c)	300,000	307,500

	Wholesale - Petroleum & Petroleum Products (0.32%)
275,000	Crosstex Energy, L.P., 8.875%, 2/15/18 (a)	275,550	301,812

	Total corporate bonds and notes	29,930,488	29,493,496

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2011 (concluded)

Shares		Cost	Value

	CLOSED END FUND BUSINESS
	DEVELOPMENT COMPANIES (0.24%)
	Miscellaneous Business Credit Institution (0.24%)
14,000	Horizon Technology Finance Corp.	$214,378	$227,920

	INVESTMENT COMPANIES (2.25%)
	Exchange Traded Fund (2.25%)
15,000	iShares Dow Jones Select Dividend Index	699,712	806,250
65,000	SPDR S&P 500 ETF Trust (a)	871,731	1,288,950

	Total investment companies	1,571,443	2,095,200

	MASTER LIMITED PARTNERSHIPS (2.92%)
	Natural Gas Transmission (2.92%)
39,000	Energy Transfer Partners LP (a)	1,979,798	1,788,150
20,000	Enterprise Products Partners LP	374,214	927,600

	Total master limited partnerships	2,354,012	2,715,750

	PREFERRED STOCK (0.01%)
80,000	Solar Cayman Ltd. (b) (c) (d)	568,802	2,000

	Total investments (93.97%)	$81,567,710	87,504,400

	Other assets in excess of liabilities (6.03%)		5,618,785

	Net assets (100%)		$93,123,185

(a)	Fully or partially pledged as collateral on bank credit facility.
(b)	Illiquid and/or restricted security that has been fair valued.
(c)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Non-income producing.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.
 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011

Shares		Cost	Value

	COMMON STOCK (73.49%)
	Aircraft Engines & Engine Parts (1.07%)
10,000	United Technologies Corp.	$727,426	$766,000

	Beverages (2.31%)
15,000	Coca-Cola Company	835,675	1,008,450
10,000	PepsiCo, Inc.	529,400	640,000
		1,365,075	1,648,450
	Cigarettes (2.28%)
30,000	Altria Group, Inc.	634,550	860,700
10,000	Philip Morris International, Inc.	485,376	762,400
		1,119,926	1,623,100
	Computers & Office Equipment (1.51%)
25,000	Hewlett-Packard Company	1,088,505	698,750
2,000	International Business Machines Corporation	258,964	376,000
		1,347,469	1,074,750
	Crude Petroleum & Natural Gas (1.13%)
8,160	Occidental Petroleum Corporation	527,752	807,024

	Deep Sea Foreign Transportation of Freight (0.73%)
50,000	Seaspan Corp.	347,030	524,000

	Dolls & Stuffed Toys (1.01%)
25,000	Mattel, Inc. (a)	610,742	720,250

	Electric Services (5.09%)
11,000	Entergy Corp.	693,431	773,960
65,000	Southern Company (a)	2,326,432	2,854,150
		3,019,863	3,628,110
	Electronic & Other Electrical Equipment (3.03%)
20,000	Emerson Electric Company (a)	747,590	1,045,000
70,000	General Electric Company	1,166,254	1,113,700
		1,913,844	2,158,700
	Electronic & Other Services Combined (1.06%)
17,000	Exelon Corp.	715,134	753,270

	Fire, Marine & Casualty Insurance (1.95%)
20,000	Ace Ltd.	829,324	1,390,600

	Food & Kindred Products (0.51%)
10,000	Kraft Foods, Inc. Class A (a)	258,704	361,500

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011

Shares		Cost	Value

	COMMON STOCK (continued)
	Investment Advice (0.57%)
20,000	Invesco Ltd.	$437,950	$405,000

	Life Insurance (2.61%)
30,000	Lincoln National Corp.	670,430	605,400
40,000	MetLife, Inc.	699,693	1,259,200
		1,370,123	1,864,600
	Malt Beverages (0.91%)
16,000	Molson Coors Brewing Company	707,427	649,440

	Miscellaneous Business Credit Institution (1.39%)
38,316	Solar Capital Ltd.	731,279	882,034
46,169	Star Asia Financial Ltd. (a) (b)	686,145	109,305
		1,417,424	991,339
	Motor Vehicle Parts & Accessories (1.90%)
25,000	Honeywell International, Inc.	889,529	1,353,750

	National Commercial Banks (1.60%)
36,800	JPMorgan Chase & Company	774,303	1,139,696

	Paints, Varnishes, Lacquers, Enamels &
	Allied Products (1.23%)
10,000	PPG Industries, Inc. (a)	657,378	877,500

	Perfumes, Cosmetics & Other Preparations (1.19%)
50,000	Avon Products, Inc. (a)	1,596,424	850,000

	Petroleum Refining (2.23%)
11,000	ConocoPhillips	731,802	784,520
10,000	Exxon Mobil Corp.	738,274	804,400
		1,470,076	1,588,920
	Pharmaceutical Preparations (9.07%)
30,000	Abbott Laboratories (a)	1,522,047	1,636,500
55,000	Bristol-Myers Squibb Company (a)	1,241,872	1,799,600
11,000	Johnson & Johnson	708,922	711,920
20,000	Merck & Company, Inc.	680,994	715,000
80,000	Pfizer Inc. (a)	1,211,079	1,605,600
		5,364,914	6,468,620
	Plastics Materials, Resins &
	Nonvulcanelastomers (2.11%)
20,000	E.I. du Pont de Nemours and Company (a)	751,716	954,400
20,000	Dow Chemical Company (a)	580,754	554,200
		1,332,470	1,508,600

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011

Shares		Cost	Value

	COMMON STOCK (continued)
	Radio & TV Communications Equipment (1.70%)
115,000	Nokia Corp.	$715,012	$665,850
10,000	QUALCOMM, Inc.	383,189	548,000
		1,098,201	1,213,850
	Radio Telephone Communications (0.76%)
20,000	Vodafone Group PLC ADR	453,234	543,000

	Real Estate Investment Trust (2.65%)
53,400	Annaly Capital Management, Inc. (a)	922,335	858,138
150,000	MFA Financial, Inc. (a)	1,201,341	1,032,000
		2,123,676	1,890,138
	Refuse Systems (0.66%)
15,000	Waste Management, Inc.	532,822	469,500

	Retail - Variety Stores (1.18%)
16,000	Target Corp.	660,150	843,200

	Retail - Women’s Clothing Stores (3.20%)
54,000	Limited Brands, Inc. (a)	475,950	2,285,820

	Savings Institution, Federally Chartered (1.05%)
60,000	People’s United Financial, Inc. (a)	826,108	747,000

	Security & Commodity Brokers, Dealers,
	Exchanges & Services (0.60%)
15,000	NYSE Euronext	372,671	428,400

	Semiconductors & Related Devices (4.23%)
23,000	Analog Devices, Inc.	726,742	801,780
40,000	Intel Corp.	796,500	996,400
35,000	Microchip Technology, Inc. (a)	998,144	1,221,850
		2,521,386	3,020,030
	Services - Business Services (1.06%)
40,000	Lender Processing Services, Inc.	733,684	758,400

	Services - Engineering, Accounting, Research,
	Management (0.41%)
10,000	Paychex, Inc.	309,491	291,100

	Services - Prepackaged Software (1.08%)
30,000	Microsoft Corp.	900,672	767,400

	Soap, Detergent, Cleaning Preparations,
	Perfumes, Cosmetics (1.09%)
12,000	The Procter & Gamble Company	739,290	774,840

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011

Shares		Cost	Value

	COMMON STOCK (continued)
	Surgical & Medical Instruments &
	Apparatus (2.27%)
20,000	3M Company (a)	$1,133,436	$1,620,800

	Telephone Communications (4.80%)
45,000	AT&T, Inc. (a)	1,672,513	1,304,100
140,000	Frontier Communications Corp. (a)	1,920,849	800,800
35,000	Verizon Communications, Inc. (a)	1,206,032	1,320,550
		4,799,394	3,425,450
	Water Transportation (0.26%)
15,000	Nordic American Tankers Limited (a)	448,115	187,950

	Total common stocks	46,928,587	52,420,097

Principal Amount	CORPORATE BONDS AND NOTES (41.82%)

	Accident & Health Insurance (0.74%)
$500,000	CNO Financial Group, Inc., 9%, 1/15/18 (a)	506,825	527,500

	Auto/Truck Parts & Equipment - Orig (0.65%)
460,000	Tower Automotive Holdings USA LLC, 10.625%, 9/1/17 (c)	466,410	464,600

	Cable & Other Pay Television Services (1.79%)
500,000	CCO Holdings LLC, 7%, 1/15/19 (a)	499,606	505,625
750,000	Mediacom Broadband LLC, 8.50%, 10/15/15	757,293	772,500
		1,256,899	1,278,125
	Cable/Satellite TV (1.43%)
1,000,000	Cequel Communications Holdings I LLC and
	Cequel Capital Corp., 8.625%, 11/15/17 (a) (c)	1,011,300	1,022,500

	Cogeneration Services & Small Power
	Producers (0.65%)
450,000	Covanta Holding Corp., 7.25%, 12/1/20 (a)	457,711	462,861

	Converted Paper & Paperboard Products (1.38%)
1,000,000	Appleton Papers, Inc., 10.50%, 6/15/15 (a) (c)	996,857	985,000

	Crude Petroleum & Natural Gas (0.37%)
250,000	Plains Exploration & Productions Company, 7.625%, 6/1/18 (a)	250,690	263,750

	Drawing & Insulating of Nonferrous Wire (0.70%)
500,000	Belden, Inc., 7%, 3/15/17 (a)	483,510	500,000

	Drilling Oil & Gas Wells (0.76%)
500,000	Offshore Group Investments Ltd., 11.50%, 8/1/15 (a) (c)	500,829	538,750

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011

Principal Amount		Cost	Value

	CORPORATE BONDS AND NOTES (continued)

	Electric - Integrated (0.60%)
$400,000	North American Energy Alliance LLC, 10.875%, 6/1/16 (c)	$408,845	$426,000

	Electric Services (1.57%)
650,000	Edison Mission Energy, 7.00%, 5/15/17	650,861	411,125
721,760	Elwood Energy LLC, 8.159%, 7/5/26 (a)	763,444	710,031
		1,414,305	1,121,156
	Fats & Oils (0.77%)
500,000	Darling International Inc., 8.50%, 12/15/18 (a)	520,179	552,500

	Hospital & Medical Service Plans (0.36%)
250,000	Health Net, Inc., 6.375%, 6/1/17 (a)	235,932	259,375

	Ice Cream & Frozen Desserts (0.74%)
500,000	Dean Foods Company, 9.75%, 12/15/18 (a)	505,350	527,500

	Machinery (0.80%)
600,000	Cleaver-Brooks, Inc., 12.25%, 5/1/16 (a) (c)	603,226	573,000

	Machine Tools, Metal Cutting Types (0.60%)
425,000	Thermadyne Holdings Corp., 9%, 12/15/17 (a) (c)	427,771	427,125

	Metal Forgings & Stampings (0.26%)
170,000	Trimas Corp., 9.75%, 12/15/17 (c)	167,157	181,900

	Miscellaneous Business Credit Institution (0.73%)
500,000	PHH Corp., 9.25%, 3/1/16 (c)	506,060	517,500

	Miscellaneous Electrical Machinery,
	Equipment & Supplies (0.43%)
55,000	Exide Technologies, 8.625%, 2/1/18	55,000	44,275
240,000	Spectrum Brands Holdings, Inc., 9.50%, 6/15/18 (a) (c)	244,979	262,200
		299,979	306,475
	Miscellaneous Fabricated Metal Products (1.44%)
1,000,000	WireCo WorldGroup, 9.50%, 5/15/17 (a) (c)	979,255	1,025,000

	Mortgage Banks (0.67%)
500,000	Provident Funding Associates, L.P., 10.25%, 4/15/17 (a) (c)	500,000	477,500

	Natural Gas Transmission (1.91%)
500,000	Energy Transfer Equity, L.P., 7.50%, 10/15/20 (a)	513,913	520,000
500,000	Niska Gas Storage US, LLC, 8.875%, 3/15/18 (a) (c)	510,289	490,000
350,000	Southern Star Central Corp., 6.75%, 3/1/16 (a)	326,222	355,250
		1,350,424	1,365,250
	Oil & Gas Field Exploration Services (0.70%)
500,000	CGG-Veritas, 7.75%, 5/15/17 (a)	510,798	500,000

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011

Principal
Amount		Cost	Value

	CORPORATE BONDS AND NOTES (continued)
	Oil & Gas Field Services (1.14%)
$780,000	Complete Production Services, Inc., 8%, 12/15/16 (a)	$790,520	$815,100

	Paper Mills (0.79%)
517,000	Abitibibowater Inc., 10.25%, 10/15/18 (c)	523,430	564,823

	Paper & Allied Products (0.69%)
500,000	Cascades Inc., 7.75%, 12/15/17 (a)	491,485	488,750

	Paper & Related Products (0.38%)
250,000	PE Paper Escrow, 12%, 8/1/14 (a) (c)	242,389	267,500

	Personal Credit Institutions (1.07%)
740,000	Credit Acceptance Corp., 9.125%, 2/1/17 (a) (c)	757,930	760,350

	Petroleum Refining (0.72%)
272,000	Coffeyville Resources LLC, 9%, 4/1/15 (a) (c)	275,335	291,040
200,000	Coffeyville Resources LLC, 10.875%, 4/1/17 (a) (c)	199,283	226,000
		474,618	517,040
	Pharmaceutical Preparations (1.15%)
1,000,000	Patheon, Inc., 8.625%, 4/15/17 (a) (c)	1,022,717	820,000

	Racetracks (0.51%)
360,000	Yonkers Racing Corp., 11.375%, 7/15/16 (c)	358,767	366,300

	Radio & TV Broadcasting & Communications
	Equipment (0.68%)
500,000	CommScope, Inc., 8.25%, 1/15/19 (a)	510,627	485,000

	Retail - Convenience Stores (0.76%)
500,000	Susser Holdings, L.L.C., 8.50%, 5/15/16	507,101	538,750

	Retail - Miscellaneous Retail (0.30%)
250,000	Ferrellgas Partners, L.P., 6.50%, 5/1/21 (a)	245,170	215,625

	Security Brokers, Dealer & Flotation
	Companies (0.67%)
750,000	Penson Worldwide, Inc., 12.50%, 5/15/17 (c)	758,385	476,250

	Semiconductors & Related Devices (0.35%)
250,000	Advanced Micro Devices, Inc., 7.75%, 8/1/20 (a)	258,171	252,500

	Services - Business Services, NEC (0.61%)
500,000	DynCorp International, Inc., 10.375%, 7/1/17 (c)	501,997	437,500

	Services - Equipment Rental & Leasing, NEC (0.74%)
500,000	Aircastle Ltd., 9.75%, 8/1/18 (a)	502,980	525,000

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011

Principal Amount		Cost	Value

	CORPORATE BONDS AND NOTES (continued)
	Services - Miscellaneous Amusement &
	Recreation (1.15%)
$750,000	Cedar Fair, L.P., 9.125%, 8/1/18 (c)	$753,642	$819,375

	Services - Miscellaneous Equipment Rental
	& Leasing (0.97%)
675,000	H&E Equipment Services, Inc., 8.375%, 7/15/16 (a)	680,522	688,500

	Services - Miscellaneous Repair Services (0.33%)
500,000	Aquilex Holdings LLC, 11.125%, 12/15/16 (a)	496,377	232,500

	Services - Motion Picture Theaters (0.14%)
95,000	Regal Entertainment Group, 9.125%, 8/15/18	96,139	99,750

	Services - Prepackaged Software (0.59%)
400,000	Scientific Games International, Inc., 9.25%, 6/15/19 (a)	429,631	422,000

	Special Industry Machinery (0.73%)
500,000	Novelis Inc., 8.375%, 12/15/17	505,780	522,500

	Steel Pipes & Tubes (0.41%)
300,000	Atkore International Inc., 9.875%, 1/1/18	306,372	293,250

	Steel Works, Blast Furnaces & Rolling &
	Finishing Mills (1.17%)
840,000	Gibraltar Industries, Inc., 8%, 12/1/15 (a)	840,909	837,900

	Telephone Communications (2.00%)
1,000,000	Cincinnati Bell Inc., 8.75%, 3/15/18 (a)	1,008,401	895,000
500,000	Equinix, Inc., 8.125%, 3/1/18 (a)	509,184	535,000

		1,517,585	1,430,000
	Textiles - Home Furnishings (0.07%)
50,000	Empire Today LLC, 11.375%, 2/1/17	49,507	46,500

	Transportation-Marine (0.55%)
400,000	Marquette Transportation Company, 10.875%, 1/15/17 (c)	401,530	394,000

	Water Transportation (2.27%)
679,000	American Petroleum Tankers LLC, 10.25%, 5/1/15 (c)	668,828	695,975
900,000	Hornbeck Offshore Services, Inc., 8%, 9/1/17 (a)	906,679	922,500

		1,575,507	1,618,475
	Wholesale - Electronic Parts &
	Equipment, NEC (0.42%)
300,000	Brightstar Corp., 9.50%, 12/1/16 (a) (c)	300,000	303,000

	Wholesale - Petroleum & Petroleum Products (0.41%)
275,000	Crosstex Energy, L.P., 8.875%, 2/15/18 (a)	275,541	294,250

	Total corporate bonds and notes	30,535,641	29,835,855

 DIVIDEND AND INCOME FUND, INC.

SCHEDULE OF PORTFOLIO INVESTMENTS – NOVEMBER 30, 2011 (concluded)

Shares		Cost	Value

	CLOSED END FUND BUSINESS
	DEVELOPMENT COMPANIES (2.10%)
	Miscellaneous Business Credit Institution (2.10%)
117,152	Apollo Investment Corp. (a)	$1,336,937	$844,666
41,870	Horizon Technology Finance Corp.	650,988	649,822

	Total closed end fund business development companies	1,987,925	1,494,488

	INVESTMENT COMPANIES (2.86%)
	Exchange Traded Fund (2.86%)
15,000	iShares Dow Jones Select Dividend Index	699,712	792,450
65,000	SPDR S&P 500 ETF Trust (a)	871,731	1,248,650

	Total investment companies	1,571,443	2,041,100

	MASTER LIMITED PARTNERSHIPS (3.67%)
	Natural Gas Transmission (3.67%)
39,000	Energy Transfer Partners LP (a)	1,979,798	1,706,640
20,000	Enterprise Products Partners LP	374,214	909,800

	Total master limited partnerships	2,354,012	2,616,440

	PREFERRED STOCK (0.01%)
80,000	Solar Cayman Ltd. (a) (b) (c) (d)	568,802	2,000

	Total investments (123.95%)	$83,946,410	88,409,980

	Liabilities in excess of other assets (-23.95%)		(17,080,889)

	Net assets (100%)		$71,329,091

(a)	Fully or partially pledged as collateral on bank credit facility.
(b)	Illiquid and/or restricted security that has been fair valued.
(c)
These securities are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(d)	Non-income producing.

ADR	American Depositary Receipt
LLC	Limited Liability Company
LP	Limited Partnership
PLC	Public Limited Company
SPDR	Standard & Poor’s Depositary Receipt

See notes to financial statements.

 DIVIDEND AND INCOME FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2011 and November 30, 2011

	December 31,	November 30,
	2011	2011

ASSETS
Investments, at value (cost: $81,567,710 and
$83,946,410, respectively)	$87,504,400	$88,409,980
Receivables
Proceeds from capital shares issued in rights offering	22,577,847	-
Interest	637,056	774,401
Securities sold	245,528	-
Dividends	209,104	302,921
Other assets	61,217	19,115
Deferred rights offering costs	-	251,553
Total assets	111,235,152	89,757,970

LIABILITIES
Bank line of credit	17,815,175	18,209,356
Payables
Accrued expenses	191,658	127,229
Investment management	74,025	69,245
Administrative services	31,109	23,049
Total liabilities	18,111,967	18,428,879

NET ASSETS	$93,123,185	$71,329,091

NET ASSET VALUE PER SHARE
(applicable to 24,034,240 and 16,921,198 shares
outstanding, respectively: 100,000,000 shares
of $.01 par value authorized)	$3.87	$4.22

NET ASSETS CONSIST OF
Paid in capital	$160,125,620	$139,203,284
Accumulated net realized loss on investments
and options written	(72,939,125)	(72,337,763)
Net unrealized appreciation on investments	5,936,690	4,463,570

	$93,123,185	$71,329,091

See notes to financial statements.
 DIVIDEND AND INCOME FUND, INC.

STATEMENT OF OPERATIONS
For the period December 1, 2011 to December 31, 2011 and
the year ended November 30, 2011

	One month Ended	Year Ended
	December 31,	November 30,
	2011	2011

INVESTMENT INCOME
Interest	$336,836	$2,565,034
Dividends	200,464	2,965,829
Total investment income	537,300	5,530,863

EXPENSES
Investment management	74,025	863,578
Interest and fees on bank credit facility	19,925	199,990
Legal	13,950	75,750
Administrative services	8,060	66,623
Fund accounting and administration	4,650	71,927
Auditing	3,875	35,558
Shareholder communications	2,635	27,585
Exchange listing and registration	2,325	69,256
Directors	2,325	29,760
Other	1,852	23,384
Transfer agent	620	37,457
Total expenses	134,242	1,500,868
Less investment management fees waived	-	(16,005)
Net expenses	134,242	1,484,863

Net investment income	403,058	4,046,000

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss)
Investments	(603,086)	865,511
Options written	-	(465,560)
Net unrealized appreciation (depreciation)
Investments	1,473,120	(649,351)
Options written	-	(97,930)
Net realized and unrealized gain (loss)	870,034	(347,330)
Net change in net assets resulting from operations	$1,273,092	$3,698,670

See notes to financial statements.
 DIVIDEND AND INCOME FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS
For the period December 1, 2011 to December 31, 2011 and
the years ended November 30, 2011 and 2010

	One Month Ended
	December 31,	Year Ended November 30,
	2011	2011	2010

OPERATIONS
Net investment income	$403,058	$4,046,000	$3,387,923
Net realized gain (loss) on investments and
options written	(603,086)	399,951	2,802,445
Unrealized appreciation (depreciation) on
investments and options written	1,473,120	(747,281)	3,177,103

Net increase in net assets resulting from operations	1,273,092	3,698,670	9,367,471
DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS
Net investment income	(401,335)	(3,938,453)	(5,931,679)
Tax return of capital	(1,324,627)	(1,809,878)	(965,955)

Total distributions	(1,725,962)	(5,748,331)	(6,897,634)
CAPITAL SHARE TRANSACTIONS
Proceeds from common shares issued in
rights offering	22,577,847	-	-
Offering costs charged to paid in capital	(375,000)	-	-
Reinvestment of distributions to shareholders	44,117	56,286	-

Increase in net assets from capital share transactions	22,246,964	56,286	-

Total change in net assets	21,794,094	(1,993,375)	2,469,837
NET ASSETS
Beginning of period	71,329,091	73,322,466	70,852,629

End of period	$93,123,185	$71,329,091	$73,322,466

End of period net assets include undistributed
net investment income	$-	$-	$-

See notes to financial statements.
 DIVIDEND AND INCOME FUND, INC.

STATEMENT OF CASH FLOWS
For the period December 1, 2011 to December 31, 2011 and
the years ended November 30, 2011

	One Month Ended	Year Ended
	December 31,	November 30,
	2011	2011

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,273,092	$3,698,670
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sale of long term investments	1,792,500	26,146,501
Purchase of long term investments	(18,841)	(22,056,839)
Net sales of short term investments	-	241,045
Unrealized appreciation (depreciation) of investments and options written	(1,473,120)	747,281
Net realized loss (gain) on sales of investments and options written	603,086	(399,951)
Amortization of premium net of accretion of discount of investments	1,955	25,871
(Increase) decrease in receivable for investments sold	(245,528)	233,377
Decrease in interest receivable	137,345	17,584
Decrease (increase) in dividends receivable	93,817	(89,623)
Decrease (increase) in deferred rights offering costs	251,553	(251,553)
(Increase) decrease in other assets	(42,102)	3,460
Decrease in payable for investments purchased	-	(733,594)
Increase (decrease) in accrued expenses	64,429	(126,105)
Increase in investment management fee payable	4,780	3,516
Increase in administrative services payable	8,060	23,049

Net cash provided by operating activities	2,451,026	7,482,689

CASH FLOWS FROM FINANCING ACTIVITIES
Offering costs of rights offering	(375,000)	-
Repayment of bank line of credit	(394,181)	(1,790,644)
Cash distributions paid	(1,681,845)	(5,692,045)

Net cash used in financing activities	(2,451,026)	(7,482,689)

Net change in cash	-	-

CASH
Beginning of period	-	-
End of period	$-	$-

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$21,009	$196,232
Non-cash financing activities not included herein consisted of:
Proceeds receivable from rights offering	$22,577,847	$-
Reinvestment of dividend distributions	$44,117	$56,286

See notes to financial statements.
 DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – DECEMBER 31, 2011
1. Organization and Significant Accounting Policies

Dividend and Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a closed end management investment company whose shares are listed on the New York Stock Exchange under the ticker symbol DNI.  The Fund’s primary investment objective is to seek high current income. Capital appreciation is a secondary objective.  The Fund retains Bexil Advisers LLC as its Investment Manager.

The Investment Manager assumed the role of investment manager for the Fund effective February 1, 2011 from Chartwell Investment Partners, LP (“CIP”). In this connection, effective February 14, 2011, the Fund changed its name to Dividend and Income Fund, Inc. from Chartwell Dividend and Income Fund, Inc.

In September 2011, the Fund’s Board of Directors approved a change in the fiscal year end of the Fund from November 30 to December 31. Accordingly, the Fund’s financial statement and related notes include information as of the one month period ended December 31, 2011 and the one year periods ended November 30, 2011 and November 30, 2010, as applicable.

The following is a summary of the Fund’s significant accounting policies:

Security Valuation –  Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade.  Most equity securities for which the primary market is in the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Fund may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities.  Bonds may be valued according to prices quoted by a bond dealer that offers pricing services.  Open end investment companies are valued at their net asset value.  Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors, called “fair value pricing.”  Due to the inherent uncertainty of valuation, these values may differ from the value that would have been used had a readily available market for the securities existed. These differences in valuation could be material.  A security’s valuation may differ depending on the method used for determining value.  The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and expenses of the Acquired Funds in addition to the Fund’s expenses. Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are reflected in the Fund’s total returns.

Option Transactions – The Fund may write (i.e. sell) covered call options on securities or on indexes. The Fund writes covered call options to attempt to enhance returns through price changes of the option, increase income, hedge to reduce overall portfolio risk, and hedge to reduce individual security risk. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the option.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Investments in Real Estate Investment Trusts (“REITs”) – Dividend income is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications including some management estimates when actual amounts are not available.  Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains.  The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year end, and may differ from the estimated amounts.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on corporate bonds and notes are included in interest income.  Dividend income is recorded on the ex-dividend date.

Expenses –  Expenses deemed by the Investment Manager to have been incurred solely by the Fund are charged to the Fund.  Expenses deemed by the Investment Manager to have been incurred jointly by the Fund and one or more of the other investment companies for which the Investment Manager and its affiliates serve as investment manager (the “Fund Complex”) or other entities are allocated on the basis of relative net assets, except where a more appropriate allocation can be made fairly in the judgment of the Investment Manager.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the periods covered by this report.

Distributions to Shareholders – Distributions to shareholders, are determined in accordance with income tax regulations and are recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code (the “IRC”) and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.  The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2008-2010) or expected to be taken in the Fund’s 2011 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Recent Accounting Standards Update - In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update (“ASU”) 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“International Financial Reporting Standards”)”. ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require disclosure of the following information for fair value measurements categorized within level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the Fund, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require disclosures about amounts and reasons for all transfers in and out of level 1 and level 2 fair value measurements. ASU 2011-04 is effective for interim and annual reporting periods beginning after December 15, 2011. The Fund has concluded that upon adoption of ASU 2011-04 the Fund’s financial statements and accompanying notes will fully comply with the required new and revised disclosures.

 DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

In December 2011, FASB issued ASU 2011-11 “Disclosures about Offsetting Assets and Liabilities.” The amendments in ASU 2011-11 will require the Fund to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. ASU 2011-11 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 requires retrospective application for all comparative periods presented. The Fund is evaluating ASU 2011-11 and the impact it may have to its financial statement disclosures.

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”) effective February 1, 2011.  Under the terms of the IMA, the Investment Manager receives a fee payable monthly for investment advisory services at an annual rate of 0.95% of the Fund’s Managed Assets. “Managed Assets” means the average weekly value of the Fund’s total assets minus the sum of the Fund’s liabilities, which liabilities exclude debt relating to leverage, short term debt, and the aggregate liquidation preference of any outstanding preferred stock. The Investment Manager has contractually agreed to waive up to 10 basis points annually of the fees payable to it under the IMA to the extent that the ratio stated as a percentage of the Fund’s total operating expenses (excluding commercial paper fees and interest expense, borrowing interest and fees, brokerage commissions, taxes, fees and expense of investing in other investment companies, and extraordinary expenses) to the Fund’s Managed Assets exceeds 1.58%. The fee waiver agreement commenced February 1, 2011 and, unless sooner amended or terminated with the approval of the Fund’s Board of Directors, shall continue in effect for two years, or if sooner, upon termination of the IMA. For the periods ended December 31, 2011 and November 30, 2011, such ratio was equivalent to an annualized rate of 1.45% and an annual rate of 1.41%, respectively.

Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services.  For the one month ended December 31, 2011 and the period from February 1, 2011 to November 30, 2011, the costs for administrative services were as follows:

	December 31, 2011	November 30, 2011
Compliance	$6,200	$48,318
Accounting	1,860	18,305
	$8,060	$66,623

Certain officers and directors of the Fund are officers and managers of the Investment Manager.

Prior to February 1, 2011, CIP voluntarily agreed to limit the investment management fee paid to it by the Fund to 0.85% of the Fund’s Managed Assets. The fee waived by CIP for the period December 1, 2010 through January 31, 2011 was $16,005.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Prior to February 1, 2011, the Fund incurred legal expenses of $60,054 for services provided by its former legal counsel for the period December 1, 2010 through January 31, 2011. A partner of the firm that had served as legal counsel served as secretary of the Fund.

3. Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders was as follows:

	One Month Ended December 31, 2011	Year Ended November 30, 2011	Year Ended November 30, 2010
Ordinary income	$401,335	$3,938,453	$5,931,679
Return of capital	1,324,627	1,809,878	965,955
	$1,725,962	$5,748,331	$6,897,634

The components of distributable earnings on a tax basis at period end were as follows:

	December 31, 2011	November 30, 2011
Capital loss carryovers	$(69,886,052)	$(69,284,949)
Unrealized net appreciation on investments and options written
	2,883,617	1,410,756
	$(67,002,435)	$(67,874,193)

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be classified differently for financial reporting than for tax reporting purposes. These differences have no effect on net assets or net asset value per share, however, these differences may result in distribution reclassifications. Primarily due to differences in treatment of gain from the sale of interests in master limited partnerships, return of capital, and the expiration of capital loss carryovers, on November 30, 2011, the Fund recorded the following financial reporting adjustments to increase (decrease) the identified accounts to reflect those differences.

Accumulated	Accumulated Net Realized Loss on	Paid In
Net Investment Loss	Investments and Options Written	Capital
$1,702,331	$727,340	$(2,429,671)

Primarily due to differences in treatment of gain from the sale of interests in master limited partnerships and return of capital, on December 31, 2011, the Fund recorded the following financial reporting adjustments to increase (decrease) the identified accounts to reflect those differences.

Accumulated	Accumulated Net Realized Loss on	Paid In
Net Investment Loss	Investments and Options Written	Capital
$1,322,904	$1,723	$(1,324,627)

Capital loss carryover is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryover actually available for the Fund to utilize under the IRC and related regulations based on the results of future transactions.

Under the IRC, capital losses incurred in taxable years beginning after December 22, 2010, are allowed to be carried forward indefinitely and retain the character of the original loss.  The Fund has a net capital loss carryover as of December 31, 2011 of $69,886,052, of which $601,103 may be carried forward indefinitely, $103,382, $16,849,903, $50,889,399, and $1,442,265 expires in 2013, 2015, 2016, and 2018, respectively. The Fund has a capital loss carryover as of November 30, 2011 of $69,284,949 of which $103,382, $16,849,903, $50,889,399, and $1,442,265 expires in 2014, 2016, 2017, and 2019, respectively.

 DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)
4. Fair Value Measurements

GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

•    Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•    Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.
•    Level 3 – unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock). Equity securities traded on a national securities exchange or market are stated normally at the official closing price, last sale price or, if no sale has occurred, at the closing bid price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Preferred stock and other equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Corporate bonds and notes. The fair value of corporate bonds and notes are estimated using various techniques which may consider, among other things, recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer. Although most corporate bonds and notes may be categorized in level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they may be categorized in level 3.

Restricted and/or illiquid securities. Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be classified in either level 2 or level 3 of the fair value hierarchy.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

Derivative instruments. Exchange traded derivatives, such as equity option contracts, may be valued based on quoted prices from the exchange and may be categorized in level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2011 and November 30, 2011 in valuing the Fund’s assets carried at fair value. Refer to the Schedules of Portfolio Investments for detailed information on specific investments.

December 31, 2011	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$52,853,226	$–	$116,808	$52,970,034
Corporate bonds and notes	–	29,493,496	–	29,493,496
Closed end fund business
development companies	227,920	–	–	227,920
Investment companies	2,095,200	–	–	2,095,200
Master limited partnerships	2,715,750	–	–	2,715,750
Preferred stock	–	–	2,000	2,000
Total investments, at value	$57,892,096	$29,493,496	$118,808	$87,504,400

November 30, 2011	Level 1	Level 2	Level 3	Total
Assets
Investments, at value
Common stocks	$52,310,792	$–	$109,305	$52,420,097
Corporate bonds and notes	–	29,835,855	–	29,835,855
Closed end fund business
development companies	1,494,488	–	–	1,494,488
Investment companies	2,041,100	–	–	2,041,100
Master limited partnerships	2,616,440	–	–	2,616,440
Preferred stock	–	–	2,000	2,000
Total investments, at value	$58,462,820	$29,835,855	$111,305	$88,409,980

There were no transfers between level 1 and level 2 during the periods ended December 31, 2011 and November 30, 2011.

The following is a reconciliation of level 3 investments for which significant unobservable inputs were used to determine fair value during the periods ended December 31, 2011 and November 30, 2011:

	Common Stocks	Corporate Bonds and Notes	Preferred Stocks	Total
Balance at November 30, 2011	$109,305	$–	$2,000	$111,305
Purchases or sales	–	–	–	–
Realized gain (loss)	–	–	–	–
Change in unrealized appreciation	7,503	–	–	7,503
Transfers in or out of level 3	–	–	–	–
Balance at December 31, 2011	$116,808	$–	$2,000	$118,808

 DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

	Common Stocks	Corporate Bonds and Notes	Preferred Stocks	Total
Balance at November 30, 2010	$200,256	$950,000	$26,400	$1,176,656
Proceeds from sales	(12,900)	(960,000)	–	(972,900)
Realized loss	(71,904)	(40,000)	–	(111,904)
Change in unrealized appreciation
(depreciation)	(6,147)	50,000	(24,400)	19,453
Transfers in or out of level 3	–	–	–	–
Balance at November 30, 2011	$109,305	$–	$2,000	$111,305

5. Investment Transactions

Purchases and proceeds or maturities of investment securities, excluding short term investments, during the period ended December 31, 2011 were $18,841 and $1,792,500, respectively, and for the period ended November 30, 2011 were $22,056,839 and $26,146,501, respectively.  As of December 31, 2011 and November 30, 2011, for federal income tax purposes, the aggregate cost of investment securities and the aggregate gross unrealized appreciation  and depreciation was as follows:

	December 31, 2011	November 30, 2011
Gross unrealized appreciation	$9,781,272	$8,976,837
Gross unrealized depreciation	(6,897,655)	(7,566,081)
Net unrealized appreciation	$2,883,617	$1,410,756

Cost of investments for tax purposes	$84,620,783	$86,999,224

Transactions in call options written for the period ended November 30, 2011 are summarized as follows:

	Number of Contracts	Premiums
Options outstanding at November 30, 2010	2,179	$283,282
Options written	4,584	1,036,073
Options expired	(3,618)	(371,637)
Options exercised	(2,195)	(400,718)
Options closed	(950)	(547,000)

Options outstanding at November 30, 2011	–	$–

Transactions in derivative instruments during the period ended November 30, 2011 by the Fund are recorded in the following locations in the Statement of Operations:

Type of Derivative	Location	Realized Gain (Loss)	Location	Change in Unrealized Gain (Loss)
Equity call	Net realized gain (loss) -		Net unrealized appreciation
options written	options written	$(465,560)	(depreciation) - options written	$(97,930)

There were no transactions in call options written for the period ended December 31, 2011.

DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONTINUED)

6. Illiquid and Restricted Securities

The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be illiquid and/or restricted. Such securities have been valued at fair value. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned at December 31, 2011 and November 30, 2011 were as follows:

December 31, 2011

Security	Acquisition Date	Cost	Value
Star Asia Financial Ltd.	2/22/07	$686,145	$116,808
Solar Cayman Ltd.	3/07/07	568,802	2,000
Total		$1,254,947	$118,808

Percent of net assets		1.35%	0.13%

November 30, 2011

Security	Acquisition Date	Cost	Value
Star Asia Financial Ltd.	2/22/07	$686,145	$109,305
Solar Cayman Ltd.	3/07/07	568,802	2,000
Total		$1,254,947	$111,305

Percent of net assets		1.76%	0.16%

7. Bank Credit Facility

Effective April, 1, 2011, the Fund and the other funds in the Fund Complex (the “Borrowers”) entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”), the Fund’s custodian.  The aggregate amount of the credit facility is $30,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of 30% of the total net assets (as defined in the line of credit facility) of a Borrower, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.10% per annum.  Prior to April 1, 2011, the Fund had a $25,000,000 line of credit with a bank collateralized by all assets held by the Fund with a variable interest rate equal to 1-month LIBOR Market Index Rate plus 0.90% per annum and an annual commitment fee of 0.10% on the unused balance.

The outstanding loan balance and the value of eligible collateral investments at December 31, 2011 and November 30, 2011, and the weighted average interest rate and average daily amount outstanding under the credit facilities for the periods ended December 31, 2011 and November 30, 2011were as follows:

	December 31, 2011	November 30, 2011
Outstanding balance	$17,815,175	$18,209,356
Value of eligible collateral	$46,582,108	$45,101,642
Average daily amount outstanding	$17,361,121	$16,451,349
Weighted average interest rate	1.25%	1.20%

8. Capital Stock

The Fund is authorized to issue 100,000,000 shares of $0.01 par value common stock.

 DIVIDEND AND INCOME FUND, INC.

NOTES TO FINANCIAL STATEMENTS – (CONCLUDED)

Transactions in common stock for the periods ended December 31, 2011 and November 30, 2011 were as follows:

	December 31, 2011		November 30, 2011
	Shares	Amount	Shares	Amount
Shares issued in rights offering	7,099,952	$22,577,847	–	$–
Shares issued in reinvestment
of distributions	13,090	44,117	15,231	56,286
	7,113,042	$22,621,964	15,231	$56,286

There were no transactions in common stock for the period ended November 30, 2010.

On November 14, 2011, the stockholders of the Fund received one non-transferrable right for each share of common stock of the Fund held on that date rounded up to the nearest number of rights evenly divisible by three. Three rights were required to purchase one additional share of common stock at the subscription price of $3.18 per share. On December 29, 2011, the Fund issued 7,099,952 shares of common stock and recorded proceeds of $22,577,847, prior to the deduction of offering expenses of $375,000. The Net Asset Value (“NAV”) per share of the Fund was reduced by approximately $0.32 per share as a result of the issuance of shares below NAV.

9. Market and Credit Risks

The Fund may invest in below investment grade fixed income securities, which carry ratings of BB or lower by Standard & Poor’s Ratings Group, a division of The McGraw-Hill Companies, Inc. (“S&P”) and/or Ba1 or lower by Moody’s Investors Service, Inc. (“Moody’s”). Investments in these below investment grade securities may be accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities. The relative illiquidity of some of these securities may adversely affect the ability of the Fund to dispose of such securities in a timely manner and at a fair price at times when it might be necessary or advantageous for the Fund to liquidate portfolio securities.

10. Financial Instruments with Off-Balance Sheet Risks

Writing option contracts results in off-balance sheet risk as the Fund’s ultimate obligation to satisfy terms of the contract may exceed the amount recognized in the Statement of Assets and Liabilities.

11. Contingencies

The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

12. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Board shall determine.  During the period ended December 31, 2011 and the  periods ended November 30, 2011 and 2010, the Fund did not repurchase any of its shares.

13. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements. However, the following are details relating to subsequent events that occurred since December 31, 2011:

On January 6, 2012, cash proceeds of $22,577,847 from capital shares issued during the rights offering were deposited with the Fund’s custodian.

 DIVIDEND AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS

	One Month Ended December 31, 2011	Year Ended November 30,
		2011	2010	2009	2008	2007
Per Share Operating Performance
(for a share outstanding throughout
each period)
Net asset value, beginning of period	$4.22	$4.34	$4.19	$3.67	$8.16	$9.55
Income from investment operations: (1)
Net investment income	.02	.24	.20	.21	.56	.80
Net realized and unrealized gain (loss) on
Investments	.05	(.02)	.36	.72	(4.19)	(1.30)
Total income from investment operations	.07	.22	.56	.93	(3.63)	(.50)

Less distributions:
Net investment income	(.02)	(.23)	(.35)	(.39)	(.59)	(.84)
Tax return of capital	(.08)	(.11)	(.06)	(.02)	(.27)	(.05)
Total distributions	(.10)	(.34)	(.41)	(.41)	(.86)	(.89)

Fund share transactions
Decrease in net asset value from rights offering	(.32)	-	-	-	-	-

Net asset value, end of period	$3.87	$4.22	$4.34	$4.19	$3.67	$8.16

Market value, end of period	$3.43	$3.46	$4.23	$3.65	$2.60	$7.35

Total Return (2)
Based on net asset value	(5.52)%	5.61%	14.55%	29.42%	(47.75)%	(6.05)%

Based on market price	2.13%	(11.15)%	28.17%	59.14%	(58.90)%	(17.19)%

Ratios/Supplemental Data (3)
Net assets, end of period (000’s omitted)	$93,123	$71,329	$73,322	$70,853	$62,022	$137,953
Ratios to average net assets of:
Total expenses (4)	2.09%*	2.02%	2.63%	3.01%	3.62%	3.75%
Net expenses (5)	2.09%*	2.00%	2.50%	2.89%	3.47%	3.62%
Net expenses excluding interest
expense and fees on bank credit facility	1.78%*	1.73%	-	-	-	-
Total expenses excluding commercial
paper interest expense and fees (6)	N/A	N/A	2.20%	2.03%	1.91%	1.70%
Net expenses excluding commercial
paper interest expense and fees (6)	N/A	N/A	2.07%	1.91%	1.76%	1.56%
Commercial paper interest expense and fees (6)	N/A	N/A	0.43%	0.98%	1.71%	2.06%
Net investment income	6.28%*	5.44%	4.73%	5.43%	8.62%	8.52%

Portfolio turnover rate	0%	24%	51%	73%	54%	74%
Leverage analysis (000’s omitted):
Outstanding loan balance under the bank credit
facility, end of period	$17,815	$18,209	$20,000	N/A	N/A	N/A

Aggregate amount of commercial paper
outstanding, end of period (6)	N/A	N/A	N/A	$10,000	$10,000	$55,000
Average daily balance of amortized cost of
commercial paper outstanding, end of period (6)	N/A	N/A	N/A	$9,960	$47,921	$54,790
Asset coverage per $1,000, end of period (6)	N/A	N/A	N/A	$7,425	$15,880	$3,903

 DIVIDEND AND INCOME FUND, INC.

FINANCIAL HIGHLIGHTS – (CONCLUDED)

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)	Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expenses and income ratios do not include expenses incurred by the Acquired Funds in which the Fund invests.

(4)	“Total expenses” are the expenses of the Fund as presented in the Statement of Operations before fee waivers.

(5)	“Net expenses” are the expenses of the Fund presented in the Statement of Operations after fee waivers. Fees waived by the Investment Manager reduced the ratio of net expenses by 0.02%, 0.13%, 0.12%, 0.14%, and 0.13% for the years ended November 30, 2011, 2010, 2009, 2008, and 2007, respectively.

(6)	Effective April 26, 2010, the Fund replaced its commercial paper program with a bank line of credit facility.

*	Annualized.

N/A means not applicable.
See notes to financial statements.

DIVIDEND AND INCOME FUND, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders Dividend and Income Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Dividend and Income Fund, Inc., including the schedules of investments as of December 31, 2011 and as of November 30, 2011, and the related statements of operations, changes in net assets, cash flows and financial highlights for the period ended December 31, 2011 and the year ended November 30, 2011. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended November 30, 2010 and the financial highlights for each of the years in the four year period ended November 30, 2010 were audited by other independent auditors, whose report dated January 28, 2011 expressed an unqualified opinion on such statement and financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011 and as of November 30, 2011, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dividend and Income Fund, Inc. as of December 31, 2011 and as of November 30, 2011, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the periods then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 7, 2012

DIVIDEND AND INCOME FUND, INC.

INVESTMENT OBJECTIVES AND POLICIES

The Fund's primary investment objective is to seek high current income. Capital appreciation is a secondary objective. The investment objectives of the Fund are fundamental policies that may not be changed without a vote of a majority of the Fund's outstanding voting securities. The Fund is also subject to certain investment restrictions, set forth in its Statement of Additional Information, that are fundamental and cannot be changed without such vote.  A majority of the outstanding voting securities of the Fund is defined under the Act as the lesser of: (i) 67% or more of the Fund's shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy; or (ii) more than 50% of the outstanding shares of the Fund.  All other investment strategies, policies, and restrictions described are not fundamental and may be changed by the Board of Directors without shareholder approval except as required by law.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-785-0400, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.DividendandIncomeFund.com.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.DividendandIncomeFund.com.

DIVIDENDANDINCOMEFUND.COM

Visit us on the web at www.DividendandIncomeFund.com.  The site provides information about the Fund, including market performance, net asset value, distributions, press releases, and shareholder reports.  For further information, please email us at info@DividendandIncomeFund.com.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, other factors. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Act, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the period commencing January 1, 2012, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and other factors. In January, the Fund normally sends shareholders a Form 1099-DIV for the prior calendar year stating the amount and composition of distributions and providing information about their appropriate tax treatment.

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

DIVIDEND REINVESTMENT PLAN
Terms and Conditions of the
2011 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Global Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Illinois Stock Transfer Company, 209 West Jackson Blvd., Suite 903, Chicago, Illinois 60606, 1-800-757-5755, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder’s Shares are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the lower of the Fund’s net asset value per Share or the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the business day before the dividend or distribution payment date. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, or elsewhere, for such Shareholders’ accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the Market Price of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the lower of the Fund’s net asset value per Share or the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the Market Price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on each of the five trading days the Shares traded ex-dividend immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over-the-counter market, or in negotiated transactions, and may be on such terms as to price, delivery, and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder’s account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

11. In the case of Shareholders, such as banks, brokers, or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith, or willful misconduct or that of its employees.

13. Neither the Fund nor the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares, or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

HISTORICAL DISTRIBUTION SUMMARY

Period	Investment Income	Return of Capital	Total
2011	$0.25	$0.19	$0.44
2010	$0.35	$0.06	$0.41
2009	$0.39	$0.02	$0.41
2008	$0.59	$0.27	$0.86
2007	$0.84	$0.05	$0.89
2006	$0.93	$0.00	$0.93
2005 (a)	$0.53	$0.46	$1.00
2004	$0.54	$0.46	$1.00
2003	$0.61	$0.39	$1.00
2002	$0.66	$0.46	$1.12
2001	$0.65	$0.59	$1.24
2000	$0.80	$0.44	$1.24
1999 (b)	$0.86	$0.35	$1.24
From June 29, 1998 to November 30, 1998	$0.41	$0.00	$0.41

(a)	Includes $.01 distributions in excess.
(b)	Includes $.03 distribution from realized short-term gains.

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

STOCK DATA

Price (12/30/11)	$3.43
Net asset value (12/30/11)	$3.87
Discount	11.4%
NYSE Ticker	DNI
Net Asset Value Ticker	XDNIX

2012 QUARTERLY DISTRIBUTION DATES

Declaration	Record	Payment
March 1	March 15	March 30
June 1	June 15	June 29
September 4	September 17	September 28
December 3	December 14	December 28

FUND INFORMATION

Investment manager	Stock Transfer Agent and Registrar
Bexil Advisers LLC	IST Shareholder Services
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.DividendandIncomeFund.com	www.ilstk.com
1-212-785-0400	1-800-757-5755

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of Directors of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

Name, Position(s) Held with Fund, Term of Office, Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Fund Complex Overseen by Director(1)	Other Directorships Held by Director(2)
Class I Director
BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2011	6	0

Class II Director
PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	2011	6	0

THOMAS B. WINMILL, ESQ. (3) – He is President, Chief Executive Officer, and Chief Legal Officer of the Fund, the other investment companies in the Fund Complex, the Investment Manager, CEF Advisers, Inc., and Midas Management Corporation (registered investment advisers, collectively the “Advisers”), Bexil Securities LLC and Midas Securities Group, Inc. (registered broker-dealers, collectively the “Broker-Dealers”), Bexil Corporation, and Winmill & Co. Incorporated (“Winco”). He is General Counsel of Tuxis Corporation. He is Chairman of the Investment Policy Committee of each of the Advisers (the “IPCs”), which currently manage the Fund, Global Income Fund, Inc., and Midas Perpetual Portfolio, Inc., and he is the portfolio manager of Midas Fund, Inc. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.
	2011	6	Eagle Bulk Shipping Inc.

Class III Director
JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2011	6	0

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

(1) The Fund Complex is comprised of the Fund, Foxby Corp., Global Income Fund, Inc., Midas Fund, Inc., Midas Magic, Inc., and Midas Perpetual Portfolio, Inc.  which are managed by the Investment Manager and its affiliates.

(2) Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the Fund Complex.

(3) He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board.  Mr. Winmill also serves on the Executive Committee of the Board.  Each of the directors serves on the Continuing Directors Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past Five Years
Heidi Keating Born March 28, 1959	Vice President since 2011. She is also Vice President of the other investment companies in the Fund Complex, the Advisers, Bexil Corporation, Winco, and Tuxis Corporation. She is a member of the IPCs.

Thomas O’Malley Born on July 22, 1958
Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer since 2011. He is also Chief Accounting Officer, Chief Financial Officer, Vice President, and Treasurer of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a certified public accountant.

John F. Ramirez, Esq. Born on April 29, 1977
Chief Compliance Officer, Associate General Counsel, AML Officer, Vice President, and Secretary since 2011. He is also Chief Compliance Officer, Associate General Counsel, AML Officer, Vice President, and Secretary of the other investment companies in the Fund Complex, the Advisers, the Broker-Dealers, Bexil Corporation, Winco, and Tuxis Corporation. He is a member of the IPCs. He also is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Bassett S. Winmill Born February 10, 1930
Chief Investment Strategist since 2011. He is also Chief Investment Strategist of the Advisers, Chairman of the Board of Bexil Corporation, Winco, Tuxis Corporation, and two of the investment companies in the Fund Complex, and portfolio manager of Foxby Corp. and Midas Magic, Inc. He is a member of the IPCs. He also is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually. The officers were last elected on December 14, 2011.

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will,” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, equity securities risk, corporate bonds risk, credit risk, interest rate risk, leverage and borrowing risk, additional risks of certain securities in which the Fund invests, market discount from net asset value,  distribution policy risk, management risk, and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information.  The financial information included herein is taken from the records of the Fund.  This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.  Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market.  These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Additional Information (Unaudited)
DIVIDEND AND INCOME FUND, INC.

DIVIDEND AND
INCOME FUND

Printed on recycled paper

DNI - AR - 11/11

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.dividendandincomefund.com, or a copy of the Code may be obtained free of charge by calling collect 1-212-785-0400.

Item 3. Audit Committee Financial Expert.

                     The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES

2011 - $28,500
2010 - $49,000

(b)
The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT-RELATED FEES

2011 - $1,500
2010 - $0

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)
The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES

2011 - $3,500
2010 - $6,600

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)
The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES

2011 - $9,500
2010 - N/A

All other fees billed in the one month period ended December 31, 2011 and the one year period ended November 30, 2011 include fees for professional services rendered in connection with the resignation by the Registrant's former principal accountant and the consent provided by it with respect to the Registrant's registration statement filing on November 10, 2011.

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s Investment Manager, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided, (2) such services were not recognized as non-audit services at the time of the engagement, and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)
The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $23,500 and $23,000, respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt and Peter K. Werner.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

AMENDED PROXY VOTING POLICIES AND PROCEDURES
2012

Dividend and Income Fund, Inc.

Dividend and Income Fund,  Inc. (the “Fund") delegates the responsibility for voting proxies of portfolio companies held in the Fund’s portfolio to Institutional Shareholder Services (“ISS”).  A concise summary of the Proxy Voting Guidelines of ISS (see attached) is incorporated by reference herein as the Fund’s proxy voting policies and procedures, as supplemented by the terms hereof.  The Fund retains the right to override the delegation to ISS on a case-by-case basis, in which case the  ADDENDUM – NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES   supersede the Proxy Voting Guidelines of ISS in their entirety. In all cases, the Fund’s proxies will be voted in the best interests of the Fund.

With respect to a vote upon which the Fund overrides the delegation to ISS, to the extent that such vote presents a material conflict of interest between the Fund and its Investment Manager or any affiliated person of the Investment Manager, the Fund normally will disclose such conflict to, and obtain consent from, its Independent Directors, or a committee thereof, prior to voting the proxy.

ADDENDUM
NON-DELEGATED PROXY VOTING POLICIES AND PROCEDURES

These proxy voting policies and procedures are intended to provide general guidelines regarding the issues they address.  As such, they cannot be “violated.” In each case the vote generally will be based on maximizing shareholder value over the long term, as consistent with overall investment objectives and policies.

Board and Governance Issues

Board of Director Composition

Typically, we will not object to slates with at least a majority of independent directors.

We generally will not object to shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

Approval of IRPAF

We will evaluate on a case-by-case basis instances in which the audit firm has a significant audit relationship with the company to determine whether we believe independence has been compromised.

We will review and evaluate the resolutions seeking ratification of the auditor when fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

We will carefully review and evaluate the election of the audit committee chair if the audit committee recommends an auditor whose fees for financial systems design and implementation substantially exceed audit and all other fees, as this can compromise the independence of the auditor.

Increase Authorized Common Stock

We will generally support the authorization of additional common stock necessary to facilitate a stock split.

We will generally support the authorization of additional common stock.

Blank Check Preferred Stock

Blank check preferred is stock with a fixed dividend and a preferential claim on company assets relative to common shares.  The terms of the stock (voting, dividend and conversion rights) are determined at the discretion of the Board when the stock is issued.  Although such an issue can in theory be used for financing purposes, often it has been used in connection with a takeover defense. Accordingly, we will generally evaluate the creation of blank check preferred stock.

Classified or “Staggered” Board

On a classified (or staggered) board, directors are divided into separate classes (usually three) with directors in each class elected to overlapping three-year terms.  Companies argue that such Boards offer continuity in direction which promotes long-term planning.  However, in some instances they may serve to deter unwanted takeovers since a potential buyer would have to wait at least two years to gain a majority of Board seats.

We will vote on a case-by-case basis on issues involving classified boards.

Supermajority Vote Requirements

Supermajority vote requirements in a company  charter or bylaws require a level of voting approval in excess of simple majority.  Generally, supermajority provisions require at least 2/3 affirmative vote for passage of issues.

We will vote on a case-by-case basis regarding issues involving supermajority voting.

Restrictions on Shareholders to Act by Written Consent

Written consent allows shareholders to initiate and carry out a shareholder action without waiting until the annual meeting or by calling a special meeting.  It permits action to be taken by the written consent of the same percentage or outstanding shares that would be required to effect the proposed action at a shareholder meeting.

We will generally not object to proposals seeking to preserve the right of shareholders to act by written consent.

Restrictions on Shareholders to Call Meetings

We will generally not object to proposals seeking to preserve the right of the shareholders to call meetings.

Limitations, Director Liability and Indemnification

Because of increased litigation brought against directors of corporations and the increase costs of director  liability insurance, many states have passed laws limiting director liability for those acting in good faith.  Shareholders, however, often must opt into such statutes.  In addition, many companies are seeking to add indemnification of directors to corporate bylaws.

We will generally support director liability and indemnification resolutions because it is important for companies to be able to attract the most qualified individuals to their Boards.

Reincorporation

Corporations are in general bound by the laws of the state in which they are incorporated.  Companies reincorporate for a variety of reasons including shifting incorporation to a state where the company has its most active operations or corporate headquarters, or shifting incorporation to take advantage of state corporate takeovers laws.

We typically will not object to reincorporation proposals.

Cumulative Voting

Cumulative voting allows shareholders to cumulate their votes behind one or a few directors running for the board  that is, cast more than one vote for a director thereby helping a minority of shareholders to win board representation.  Cumulative voting generally gives minority shareholders an opportunity to effect change in corporate affairs.

We typically will not object to proposals to adopt cumulative voting in the election of directors.

Dual Classes of Stock

In order to maintain corporate control in the hands of a certain group of shareholders, companies may seek to create multiple classes of stock with differing rights pertaining to voting and dividends.

We will vote on a case-by-case basis dual classes of stock.  However, we will typically not object to dual classes of stock.

Limit Directors Tenure

In general, corporate directors may stand for re-election indefinitely.  Opponents of this practice suggest that limited tenure would inject new perspectives into the boardroom as well as possibly creating room for directors from diverse backgrounds; however, continuity is important to corporate leadership and in some instances alternative means may be explored for injecting new ideas or members from diverse backgrounds into corporate boardrooms.

Accordingly, we will vote on a case-by-case basis regarding attempts to limit director tenure.

Minimum Director Stock Ownership

The director share ownership proposal requires that all corporate directors own a minimum number of shares in the corporation.  The purpose of this resolution is to encourage directors to have the same interest as other shareholders.

We normally will not object to resolutions that require corporate directors to own shares in the company.

Executive Compensation

Disclosure of CEO, Executive, Board and Management Compensation

On a case-by-case basis, we will support shareholder resolutions requesting companies to disclose the salaries of top management and the Board of Directors.

Compensation for CEO, Executive, Board and Management

We typically will not object to proposals regarding executive compensation if we believe the compensation clearly does not reflect the current and future circumstances of the company.

Formation and Independence of Compensation Review Committee

We normally will not object to shareholder resolutions requesting the formation of a committee of independent directors to review and examine executive compensation.

Stock Options for Board and Executives

We will generally review the overall impact of stock option plans that in total offer greater than 25% of shares outstanding because of voting and earnings dilution.

We will vote on a case-by-case basis option programs that allow the repricing of underwater options.

In most cases, we will oppose stock option plans that have option exercise prices below the marketplace on the day of the grant.

Generally, we will support options programs for outside directors subject to the same constraints previously described.

Employee Stock Ownership Plan (ESOPs)

We will generally not object to ESOPs created to promote active employee ownership.  However, we will generally oppose any ESOP whose purpose is to prevent a corporate takeover.

Changes to Charter or By-Laws

We will conduct a case-by-case review of the proposed changes with the voting decision resting on whether the proposed changes are in shareholder  best interests.

Confidential Voting

Typically, proxy voting differs from voting in political elections in that the company is made aware of shareholder votes as they are cast.  This enables management to contact dissenting shareholders in an attempt to get them to change their votes.

We generally will not object to confidential voting.

Equal Access to Proxy

Equal access proposals ask companies to give shareholders access to proxy materials to state their views on contested issues, including director nominations.  In some cases they would actually allow shareholders to nominate directors. Companies suggest that such proposals would make an increasingly complex process even more burdensome.

In general, we will not oppose resolutions for equal access proposals.

Golden Parachutes

Golden parachutes are severance payments to top executives who are terminated or demoted pursuant to a takeover.  Companies argue that such provisions are necessary to keep executives from  “jumping ship” during potential takeover attempts.

We will not object to the right of shareholders to vote on golden parachutes because they go above and beyond ordinary compensation practices.  In evaluating a particular golden parachute, we will examine if considered material total management compensation, the employees covered by the plan, and the quality of management and all other factors deemed pertinent.

Mergers and Acquisitions

Mergers, Restructuring and Spin-offs

A merger, restructuring, or spin-off in some way affects a change in control of the company  assets.  In evaluating the merit of each issue, we will consider the terms of each proposal.  This will include an analysis of the potential long-term value of the investment.

On a case by case basis, we will review management proposals for merger or restructuring to determine the extent to which the transaction appears to offer fair value and other proxy voting policies stated are not violated.

Poison Pills

Poison pills (or shareholder rights plans) are triggered by an unwanted takeover attempt and cause a variety of events to occur which may make the company financially less attractive to the suitor.  Typically, directors have enacted these plans without shareholder approval.  Most poison pill resolutions deal with putting poison pills up for a vote or repealing them altogether.

We typically will not object to most proposals to put rights plans up for a shareholder vote.  In general, poison pills will be reviewed for the additional value provided to shareholders, if any.

Anti-Greenmail Proposals

Greenmail is the payment a corporate raider receives in exchange for his/her shares.  This payment is usually at a premium to the market price, so while greenmail can ensure the continued independence of the company, it discriminates against other shareholders.
We generally will support anti-greenmail provisions.

Opt-Out of State Anti-takeover Law

A strategy for dealing with anti-takeover issues has been a shareholder resolution asking a company to opt-out of a particular state  anti-takeover laws.

We generally will not object to bylaws changes requiring a company to opt out of state anti-takeover laws. Resolutions requiring companies to opt into state anti-takeover statutes generally will be subject to further review for appropriateness.

Other Situations

In the event an issue is not addressed in the above guidelines, we will determine on a case-by-case basis any proposals that may arise from management or shareholders.  To the extent that a proposal from management does not infringe on shareholder rights, we will generally support management  position.  We may also elect to abstain or not vote on any given matter.

January 1, 2012

2012 U.S. Proxy Voting Concise Guidelines
December 20, 2011

Institutional Shareholder Services Inc.

2012 U.S. Proxy Voting Concise Guidelines

The policies contained herein are a sampling of select, key proxy voting guidelines and are not exhaustive. A full listing of ISS’ 2012 proxy voting guidelines can be found at http://www.issgovernance.com/files/2012USSummaryGuidelines.pdf

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:
  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:
  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees
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Board of Directors
Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:
1. Board Accountability
2. Board Responsiveness
3. Director Independence
4. Director Competence

1. Board Accountability
Vote AGAINST1 or WITHHOLD from the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE) for the following:

1 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

Problematic Takeover Defenses:

Classified Board Structure:

1.1.
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:
  A classified board structure
  A supermajority vote requirement;
  Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
  The inability of shareholders to call special meetings;
  The inability of shareholders to act by written consent;
  A dual-class capital structure; and/or
  A non–shareholder- approved poison pill.
Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHOLD or AGAINST every year until this feature is removed;

1.4.
The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009); or

1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
  The date of the pill‘s adoption relative to the date of the next meeting of shareholders– i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
   The issuer‘s rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Audit-Related Practices
Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or

1.9.
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item, or, in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);

1.12.	The company maintains significant problematic pay practices;

1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or

1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company's previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
  The company's response, including:
  Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
  Specific actions taken to address the issues that contributed to the low level of support;
  Other recent compensation actions taken by the company;
  Whether the issues raised are recurring or isolated;
  The company's ownership structure; and
  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.17.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

1.18.	Failure to replace management as appropriate; or

1.19.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares outstanding the previous year;

2.2.	The board failed to act on a shareholder proposal that received the support of a majority of shares cast in the last year and one of the two previous years;

2.3.	The board failed to act on takeover offers where the majority of shares are tendered;

2.4.
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.5.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.6.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

  The board's rationale for selecting a frequency that is different from the frequency that received a plurality;
  The company's ownership structure and vote results;
  ISS' analysis of whether there are compensation concerns or a history of problematic compensation practices; and
  The previous year's support level on the company's say-on-pay proposal.
3. Director Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.4.	Independent directors make up less than a majority of the directors.

4. Director Competence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if:

4.1.
The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

4.2.	Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director absences are generally limited to the following:
  Medical issues/illness;
  Family emergencies; and
  Missing only one meeting.
These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST or WITHHOLD from the director.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

4.3.	Sit on more than six public company boards; or

4.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own– withhold only at their outside boards.

»»»»»

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:
  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
»»»»»

Proxy Access
ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.
Vote CASE-BY-CASE on proposals to enact proxy access, taking into account, among other factors:
  Company-specific factors; and
  Proposal-specific factors, including:
  The ownership thresholds proposed in the resolution (i.e., percentage and duration);
  The maximum proportion of directors that shareholders may nominate each year; and
  The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.
»»»»»

Shareholder Rights & Defenses

Exclusive Venue

Vote CASE-BY-CASE on exclusive venue proposals, taking into account:
  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and
  Whether the company has the following good governance features:
  An annually elected board;
  A majority vote standard in uncontested director elections; and
  The absence of a poison pill, unless the pill was approved by shareholders.
»»»»»
Poison Pills- Management Proposals to Ratify Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

»»»»»

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
»»»»»

Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.
Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.
»»»»»
CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
  The company's use of authorized shares during the last three years
  The Current Request:
  Disclosure in the proxy statement of the specific purposes of the proposed increase;
  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
  The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
»»»»»

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.
Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
  The company's use of authorized preferred shares during the last three years;
  The Current Request:
  Disclosure in the proxy statement of the specific purposes for the proposed increase;
  Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
  In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
  Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
»»»»»

Dual Class Structure
Generally vote AGAINST proposals to create a new class of common stock unless:
  The company discloses a compelling rationale for the dual-class capital structure, such as:
  The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or
  The new class of shares will be transitory;
  The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
  The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.
»»»»»
Mergers and Acquisitions
Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
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COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay – MSOP) if:
  There is a significant misalignment between CEO pay and company performance (pay for performance);
  The company maintains significant problematic pay practices;
  The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:
  There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
  The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
  The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
  The situation is egregious.
Vote AGAINST an equity plan on the ballot if:
  A pay for performance misalignment is found, and a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, taking into consideration:
  Magnitude of pay misalignment;
  Contribution of non-performance-based equity grants to overall pay; and
  The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.
Primary Evaluation Factors for Executive Pay

Pay- for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group4 Alignment:
  The degree of alignment between the company's TSR rank and the CEO's total pay rank within a peer group, as measured over one-year and three-year periods (weighted 40/60);
  The multiple of the CEO's total pay relative to the peer group median.
2. Absolute Alignment: The absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, analyze the following

4 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for financial firms), and GICS industry group, via a process designed to select peers that are closest to the subject company, and where the subject company is close to median in revenue/asset size. The relative alignment evaluation will consider the company’s rank for both pay and TSR within the peer group (for one- and three-year periods) and the CEO’s pay relative to the median pay level in the peer group.

qualitative factors to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
  The ratio of performance- to time-based equity awards;
  The ratio of performance-based compensation to overall compensation;
  The completeness of disclosure and rigor of performance goals;
  The company's peer group benchmarking practices;
  Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
  Special circumstances related to, for example, a new CEO in the prior fiscal year or anomalous equity grant practices (e.g., biennial awards); and
  Any other factors deemed relevant.
Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:
  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.
Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
  New or extended agreements that provide for:
  CIC payments exceeding 3 times base salary and average/target/most recent bonus;
  CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or "modified single" triggers);
  CIC payments with excise tax gross-ups (including "modified" gross-ups).
Incentives that may Motivate Excessive Risk-Taking
  Multi-year guaranteed bonuses;
  A single or common performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating
The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
  Failure to respond to majority-supported shareholder proposals on executive pay topics; or
  Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
  The company's response, including:
  Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
  Specific actions taken to address the issues that contributed to the low level of support;
  Other recent compensation actions taken by the company;
  Whether the issues raised are recurring or isolated;
  The company's ownership structure; and
  Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
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Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Potentially excessive severance payments;
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.  ISS would view this as problematic from a corporate governance perspective.
In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

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Equity-Based and Other Incentive Plans
Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:
  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits repricing;
  A pay-for-performance misalignment is found;
  The company’s three year burn rate exceeds the burn rate cap of its industry group;
  The plan has a liberal change-of-control definition; or
  The plan is a vehicle for problematic pay practices.
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Social/Environmental Issues
Overall Approach
When evaluating social and environmental shareholder proposals, ISS considers the following factors:
  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and
  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
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Political Spending & Lobbying Activities
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.
Vote AGAINST proposals to publish in newspapers and other media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.
Generally vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities. However, the following will be considered:
  The company's current disclosure of policies and oversight mechanisms related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes, including information on the types of organizations supported and the business rationale for supporting these organizations; and
  Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Vote CASE-BY-CASE on proposals requesting information on a company's lobbying activities, including direct lobbying as well as grassroots lobbying activities, considering:
  The company's current disclosure of relevant policies and oversight mechanisms;
  Recent significant controversies, fines, or litigation related to the company's public policy activities; and
  The impact that the policy issues may have on the company's business operations.
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Hydraulic Fracturing
Generally vote FOR proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering:
  The company's current level of disclosure of relevant policies and oversight mechanisms;
  The company's current level of such disclosure relative to its industry peers;
  Potential relevant local, state, or national regulatory developments; and
  Controversies, fines, or litigation related to the company's hydraulic fracturing operations.
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Disclosure/Disclaimer

This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the "Information") is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.

The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.

ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS FOR A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.

Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.

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Item 8. Portfolio Managers of Closed-End Management Investment Companies.

As of February 21, 2012, the registrant’s portfolio is managed by the investment adviser’s Investment Policy Committee (“IPC”). The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During Past 5 Years
Thomas B. Winmill	Chairman
Director, President, Chief Executive Officer, and Chief Legal Officer of the Registrant since February 2011. He is also the President, Chief Executive Officer, and Chief Legal Officer of the Investment Manager, CEF Advisers, Inc., Midas Management Corporation (registered investment advisers, collectively the “Advisers”), the other investment companies in the Fund Complex, Winmill & Co. Incorporated (“Winco”), Bexil Corporation, and Midas Securities Group, Inc. and Bexil Securities LLC (registered broker-dealers, collectively the “Broker-Dealers”). He is General Counsel of Tuxis Corporation. He is Chairman of the IPC of each of the Advisers, which currently manage the Fund, Global Income Fund, Inc. and Midas Perpetual Portfolio, Inc., and he is the portfolio manager of Midas Fund, Inc. He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He currently serves as an independent director of Eagle Bulk Shipping Inc. (NYSE: EGLE). He is the son of Bassett S. Winmill.

Bassett S. Winmill	Chief Investment Strategist
Chief Investment Strategist since February 2011. He is Chairman of the Board of Winco and certain of its affiliates, and of two investment companies in the Fund Complex, and the portfolio manager of Midas Magic, Inc. and Foxby Corp.  He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He is Chief Investment Strategist of the IPC of each of the Advisers.

John F. Ramírez	Director of Fixed Income
Chief Compliance Officer, Associate General Counsel, AML Officer, Vice President, and Secretary since February 2011. He is also Chief Compliance Officer, Associate General Counsel, AML Officer, Vice President, and Secretary of the Advisers, the other investment companies in the Fund Complex, Winco, Bexil Corporation, Tuxis Corporation, and the Broker-Dealers. He is a member of the IPC of each of the Advisers. He is a member of the New York State Bar and the Chief Compliance Officer Committee and the Compliance Advisory Committee of the Investment Company Institute.

Heidi Keating	Trading
Vice President since February 2011. She is also Vice President of the Advisers, the other investment companies in the Fund Complex, Winco, Bexil Corporation, Tuxis Corporation, and the Broker-Dealers. She is Vice President – Trading of the Investment Policy Committee of each of the Advisers.

Each member of the IPC receives compensation for his or her services. As of December 31, 2011, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of an IPC member’s compensation may be deferred based on criteria established by the investment manager, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the investment manager and its affiliates. IPC members may receive an asset level bonus upon assets under management reaching certain levels. Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

The IPC member compensation plan may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts. Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.  There may exist a conflict with respect to Mr. Ramirez' role on the IPC and his role as Chief Compliance Officer.

The following table provides information relating to other (non-registrant) accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2011. No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

IPC Members		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	3	N/A	2
	Assets (millions):	$140	N/A	$0
Bassett S. Winmill	Number:	4	N/A	N/A
	Assets (millions):	$77	N/A	N/A
John F. Ramírez	Number:	2	N/A	2
	Assets (millions):	$53	N/A	$0
Heidi Keating	Number:	2	N/A	N/A
	Assets (millions):	$53	N/A	N/A

As of February 21, 2012, the dollar range of shares in the registrant beneficially owned by: Bassett S. Winmill was $0; Thomas B. Winmill was $50,000 - $100,000; John F. Ramírez was $0; and Heidi Keating was $0.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchase.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's four month period ended December 31, 2011 that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dividend and Income Fund, Inc.

February 21, 2012	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund, Inc.

February 21, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Dividend and Income Fund, Inc.

February 21, 2012	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Dividend and Income Fund, Inc.

February 21, 2012	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer